 optimized VoIP for operators and carriersfast, carrier-friendly, mobile VoIP  One Horizon GroupOHGIInvestor PresentationJuly 2014

 *  safe harbor notice.  This presentation contains forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission. The forward-looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward-looking statements.

 *  equity snapshot.  NASDAQ  OHGI  Share Price 7/15/14  $4.29  Market Cap 7/15/14  ~$151.0 M  Fully Diluted Shares Outstanding  35.2 M  FY 2013 Revenue   $9.1 M  FY 2013 Net Income After Tax  ($0.7) M

 *  who we are. what we do.  Horizon’s proven IP optimization is deployed across satellite and networks such as 2G 3G.Horizon VoIP the only voice solution specifically engineered for wireless internet connections. All existing VoIP solutions are based on SIP, or wired, Ethernet connections.Horizon is the highest quality and lowest bandwidth VoIP solution for the world’s 2G/3G mobile internet.Horizon enables carriers to leverage wireless data networks to provide valued-added services, such as mobile VoIP, to their subscribers.An efficient mobile VoIP platform provides global operators additional mobile revenue streams, improve caller experience, reduce customer churn and significantly increase bandwidth efficiency.  One Horizon Group provides the world’s first, carrier-grade, mobile VoIP solution. Using our proprietary SmartPacket™ technology platform, we can improve the efficiency by which voice signals are transmitted by radio over the Internet resulting in a 10x reduction in mobile spectrum required to transmit a VoIP call. We bring carriers onto the VoIP playing field and make them relevant in the space.

the market opportunity.
smartphone adoption rates climb in target markets

horizon

- In 2013, the total number of smartphones shipped around the globe (1,004.2 million) will surpass feature phones for the first time
- Latest generation of Android smart phones cost ~$25.00 to produce
- China expected to lead 2014 smartphone shipments with 422 million units, a 34% share
- India expected to leapfrog from #6 to #3 in 2017 as its economy develops
- Over the top[1] (OTT) applications drive voice minutes to data, create explosion in video, mobile games, rich media usage



In MM of units
> 67% of all handsets shipped
55.1% of all handsets shipped
1,600
1,400
1,200
1,000
800
600
400
200
-
305
495
725
1,004
1,078
1,237
1,380
1,516
2010
2011
2012
2013
2014E
2015E
2016E
2017E

Source: IDC Worldwide

(1) OTT can be defined as the broadband distribution of voice, video and data services that rides "on top" of an existing Internet service provider infrastructure.

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 *  Why do carriers care?  Operators and carriers are at a crossroads and are being threatened by third-party, Over the Top (“OTT”) apps.100’s of millions of subscribers routinely circumvent operators’ platforms.Carriers are losing control of voice and text functions along with billing revenues from each. Ovum Consulting claimed OTT messaging apps costs carriers $23.6B in 2013, which is expected to rise to $86B in 2020.Carriers are yet subject to the capex costs and maintenance of a network increasing used by other, off-billing, bandwidth- hungry apps. Even with LTE, bandwidth capacity is finite. App providers do little to nothing to address this pending bottleneck.

 *  a smartphone explosion could lead to a network implosion.  Smart phones consume 24X more data than feature phonesTablets consumes 120X more data than smartphones… what happens to network data?… what happens to call service quality?… what happens to telecom operators’ capex requirements?  Severe Stress on Carrier Economics OTT (Over the Top) voice revenue cannibalization Churn Explosive capex requirements Entry of Tier 2 Operators the horizon VoIP call platform solution.

horizon

The white-labeled, total solution for carriers and enterprises

- Connects with any phone system using an optimized IP technology
- Works via EDGE, GPRS, 2G, 3G, 4G/LTE, WiFi or WiMax
- Messaging; text, video, picture, location-advertising
- **Advertising**; operator console to send multi-media ads to subscribers
- Highly bandwidth-efficient VoIP calls over a smart phone
- Turnkey solution that integrates with operators' existing billing platforms

Carrier-Branded App is available for download from iTunes and Google Play

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Advertising

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Opportunity

- Mobile advertising grew 47% this year yet only makes up 11% of the total – lots of room for mobile advertising to grow.
- Mobile performs 4-5x better than online ads for key metrics such as brand favorability, awareness and purchase intent. (Source: Neilson Study, 2012)

Horizon Messenger – Advert Delivery

- Horizon App Advertising allows GSM Operators to reach the subscribers using the Horizon Messaging Server
- Messages can be delivered containing multi-media ads and web links for customers to click-through or reply
- ARPU Model
- Multiple Revenue Models



Internet
IP
Operator network
Operator SIM
Air (UM)
A-bis
GSM smartphone
Operator Advertising Server
Advert. Delivery API
Operator SIM
Receiving Advert.
Horizon Call App
GSM Smartphone
Air (UM)
A-bis
GPRS core network
IP
Operator GSM Data Network
Operator
Horizon Global Exchange
- Messaging Server
- VoIP signaling
- Voice billing

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 *  carrier products services combat OTT.  Cross functional features Fully integrates with users native smartphone address book Single identity or alias number with calling features including app-to-app, app-to-PSTN, PSTN-to-app and voicemail access Messaging with app-to-app, app-to- PSTN, push to talk, group and chat featuresAudio, text, picture, video advertising, geo-locations  The One Horizon branded phone app now becomes one of the most visited buttons on the smartphones of operator subscribers.

our business model provides carriers with a method to monetize VoIP calling.

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Carrier Capex Model

600 Tier One Operators

- 5-yr system's license fees of $3.0m
- Annual maintenance fees
- Per subscriber fees of $1 - $4 per subscriber

1-time subscriber fee in the range of $1-$4 per subscriber depending on number of subscribers

Operating Expenditures Model

1,000's of Players

- Minimum up-front license fees
- Per subscriber activation fee
- Annual fee of $1 - $2 per existing subscriber

License fee is paid through a subscriber amortization fee

Revenue Share Model

1,000's of players

- Minimum up-front license fees
- In-App payment revenues shared
- Rev. share percentages vary depending scale

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horizon call integrates seamlessly carrier infrastructure and puts carriers in the connection.

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Carrier / Operato
SMART
SingTel
ICE
Horizon Global Exchange
- Subscriber registration
- VoIP signalling
- Routing
1
3
Horizon Call App
Sending party
+ccnnnnnnnnnn
Data
Internet
Horizon VoIP Server installation
Horizon VoIP Server
- On-net VoIP payload
2
4
Horizon Call App
Recieving party
+ccnnnnnnnnnn
Data

1. Signalling- Calling party requests destination route from Carrier's Global Exchange
2. Signalling- Carrier's Global Exchange completes presence check on destination party
3. Signalling- Carriers Global Exchange VoIP Server processes call and signals both parties to begin the VoIP session on the most route-efficient VoIP Server
4. VoIP- Calling parties begin VoIP call with VoIP traffic processed through the Horizon VoIP Server

Note: *CARRIERS, through their global exchange initiates and terminates the connection allowing telco operators to now participate in VoIP call and virtual VoIP operators*

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 *  our customers.  Tier 1 Addressable Market over 50m  Tier 2 Addressable Market over 1m  Satellite Addressable Market under 1m efficient technology drives down cost.

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- **The world's most bandwidth-efficient VoIP platform**
- 100% developed in house, Switzerland; patent-pending
- 10x more efficient than SIP (Session Initiation Protocol)
- SmartPacket™ technology enables low bandwidth transmission

	TALKING	LISTENING
Other VoIP (G.729)	24 kbps	24 kbps
Horizon	4.1 kbps 5.4 kbps 7.4 kbps	0.25 kbps
All include IP headers		

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case study: savings on international roaming

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- Massive savings through bandwidth efficiency
- Make and receive calls using GSM data roaming or WiFi
- You break out the PSTN minutes
- Target markets:
  - Travellers outside your territory
  - Overseas visitors in your territory
  - Migrant populations

Savings with Horizon

GSM provider per **MB**	$1.40
GSM provider per **minute**	$3.00
Operator termination price to landline	$0.01
Horizon terminated minutes per **MB** (call quality 3)	17.56
Horizon price per minute	**$0.09**
Savings with Horizon	**97.1%**

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seven clear carrier benefits of deploying one horizon.

horizon

- A mobile VoIP platform that carries 10x voice and data
- Maximizes the value of spectrum
- Improved call quality
- Reduced capex
- Displace “free” OTT apps with a high quality branded offering
- Charge for app to PSTN minutes
- Recapture lost voice and messaging revenue

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 *  competitors.  Systems integrators that combine various elements of SIP (Session Initiation Protocol) dialers and media gateways – but only where their high bandwidth needs are supported by existing cellular networksCompetitors in Horizon’s mobile operators’ end-user space:  Horizon call is the only mature, carrier-grade white label VoIP platform that actually works reliably over mobile and is fully integrated with carrier infrastructure comparison feature matrix.

horizon

HORIZON GLOBEX

VS.

Features are all inclusive

horizon

- 2.5G (GPRS) mVoIP
- 2.75G (EDGE) mVoIP
- 3G (EV-DO) mVoIP — **No**
- 3.5G (HSPA) mVoIP
- 4G (LTE) mVoIP — **Intermittent**
- Wi-Fi VoIP
- Wired (ethernet) VoIP
- WiMAX VoIP — **Yes**
- Fixed Satellite VoIP — **Expensive**
- Mobile Satellite VoIP — **Yes**
- App to App VoIP Calls (toll free)
- App to Landline/mobile calls
- Landline/mobile to App calls
- Caller ID
- App to App Text Messaging — **Uneven**
- App Text Messaging to GSM-SMS — **No**
- GSM-SMS to App Text Messaging
- Voicemail/voice message — **Uneven**
- Pre paid with credit top-up and auto-top-up
- Post paid billing
- In-App Advertising
- License/branding available to GSM Operators
- GSM Operator credit integration
- GSM Operator HLR Integration — **No**

MORE FEATURES THAN ALL COMPETITORS

- SKYPE™
- VIBER™
- SIP/G.7XX
- WHATSAPP™
- IMESSAGE

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 *  growth strategy one.contract new tier one and tier two carriers.  Carriers worldwide is a trillion dollar marketplace with hundreds of tier one and tier two companies all over the world.TMT analysts estimate that carriers’ business’ will face diminishing returns if they cannot learn to further monetize their subscriber baseOTT technologies are a threat to carrier revenuesOne Horizon’s solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT.Each carrier relationship and contract brought on by OHGI provides both ARPU to OHGI and the carrier.

 *  growth strategy two.leverage Chinese JV to take market by storm.  App  Active Users (million)  Skype  1.93  LINE  18  Kakao Talk  28  Whatsapp  43  WeChat  300  Mobile QQ  500  China branded apps dominate the marketplace with viral adoption of popular messaging appsNo app with comparable functionality or technology to Horizon CallHorizon competes directly with WeChat, plus offers;Virtual SIM telephone number – an industry first for China; very desirable USPFree app2app calls to anyone with the appWorks over 3G, 2G, EDGEApp2anyone calls to any mobile, hardwired or fixed VoIP at approximately 1/10th rates of China Mobile & China UnicomExcellent voice quality and call reliability   Coverage Rate of Top Apps  QQWeChatUC WebBrowserQzoneTencent Mobile AssistantGoogle Maps360 AssistantFishing JoyRenrenKugou Music  0 10 20 30 40 50 60 (%)  4/5 Tencent has 4 of the top 5 mobile apps by coverage, with 2 IMs at the top, an SNS in 4th and a mobile tool in 5th  Wandoujia app store, Mar 2013  Active Mobile Social Network App Users in China

compelling LeiXin-JV value proposition.
growth strategy two (cont.)

horizon

Phase I: App targets youth market, fast adopters

•Free app2app VoIP calls that work over 3G, 2G and EDGE (first to market)

•Free app2app MoIP (Text, Picture and Video Messaging) – like WhatsApp / WeChat

•Free app2app push2talk (voice messaging) - like WeChat

•Free app2app group chat

Phase II: App2anyone true mobile VoIP targets broad audience

•Price sensitive mobile subscribers seeking to reduce monthly spend on voice & messaging

•Subscribers with international travel or family overseas

More powerful solution …



than …

WeChat WhatsApp

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 *  proforma estimates for LeiXin-jv.growth strategy two (cont.)  All figures in $MM  Addressable Market for LeiXin-JVAt the end of 2013 there are 1.23 billion mobile phones in use in China; 700m are Smartphones  OHGI holds 45% Share in JV growth strategy three.
Introduce and develop enterprise customers


The Enterprise Solution
The new mobile workforce expects access to global data and voice resources from anywhere in the world and to be able to collaborate with any colleague anywhere in the world. The world's most efficient mobile VoIP platform enables enterprises to dramatically cut mobile telephony expenses reduce bandwidth required for enterprise VoIP, enhance network security and develop stronger brand recognition among customers and employees.

The most bandwidth-efficient VoIP solution designed from ground up for mobile:

- From 2 kbps (not SIP-based, not-G.729 based)
- Optimized packet flow, delivery and playback
- Excellent call quality, reduced latency and jitter

Extends enterprise UC platform to mobile rich voice and messaging:

- For enterprise internal usage <u>and</u> enterprise customers usage

Powerful platform to engage with customers and staff:

- Targeted advertising, research, events, promotions, couponing, etc.
- Mass broadcast, company updates, etc.

Scales to tens of millions of users with turnkey platform for fast deployment and lower MADS

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horizon management.

horizon

Brian Collins, Founder & CTO	• Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO • Co-inventor of the Horizon Platform; has over 20 years experience in software engineering • Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase
Mark White, CEO	• CEO since 2004 of predecessor company • Over 20 years experience in telecom and electronics • Previously founded Next Destination Ltd., a distributor for Magellan GPS; previously was CEO of Garmin Europe, building European distribution network • Experience as a director of an AIM-listed company
Martin Ward, CFO	• CFO of predecessor company since 2004; extensive experience in public company reporting • Previously was a partner with Langdowns DFK, a UK-based accounting firm • Prior to that, worked for PricewaterhouseCoopers

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 *  selected financials.  (All data in $000’s)  Income Statement Data:  3 Months EndedMarch 31, 2014  3 Months EndedMarch 31, 2013  Year Ended December 31, 2013  6 Months Ended December 31, 2012(restated)  Year Ended June 30, 2012 (restated)  Revenue  1,185  1,919  9,106  6,959  2,612  Gross Profit  687  1,466  6,653  5,965  877  Income from Operations (Loss)  (539)  (43)  (219)  1,869  (4,577)  Net Income (Loss)a  (431)  (98)  (698)  1,799  (4,746)  Non-GAAP Net Income (Loss)(a) (b)  (431)  (98)  88  2,133  (4,746)  Balance Sheet Data:  March 31, 2014    December 31, 2013  December 31, 2012(restated)    Cash  789    2,070  699    Working Capital  3,810    4,107  (3,062)    Shareholders' Equity  16,272    16,486  8,863    (a) Attributable to One Horizon Group, Inc.(b) Non-GAAP includes foreign currency translation adjustment of $682 for FY013 and $455 for six months ending December 21, 2012.

investment highlights.

horizon

- **Only mobile VoIP platform** that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast-growing Asian and emerging markets
- **Proprietary SmartPacket™ core technology** dramatically improves quality and efficiency of voice and data transmission over mobile IP networks
- **LeiXin-JV B2C business in China** represents enormous potential upside via app-to-PSTN minutes and in-App advertising on massive user base
- **Agreements in place with 18 Tier 1 and Tier 2 telecom carriers**, with a robust pipeline over the next 12 months
- **High margin, highly visible revenue stream** with enterprise license and per subscriber fees

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contact us.

horizon

Company
Brian Collins, CTO and Founder
Tel: +41-79-6422265
brian.collins@onehorizongroup.com
www.onehorizongroup.com

Investor Relations
Matthew Selinger
Senior Vice President – MZ North America
Tel: +1-949-298-4319
mselinger@mzgroup.us
www.mzgroup.us

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